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                             WANGER U.S. SMALL CAP
                        WANGER INTERNATIONAL SMALL CAP

                       Supplement dated October 31, 1997
          to Prospectus dated April 30, 1997 of Wanger Advisors Trust


     On October 30, 1997, the board of trustees of Wanger Advisors Trust
(the "Trust") approved new Investment Advisory Agreements (the "New Agreements") between the Trust and Wanger Asset Management, L.P. ("WAM") relating to Wanger U.S. Small Cap and Wanger International Small Cap (the "WAT Funds"). The New Agreements will take effect on January 1, 1998 if approved by shareholders of record of each WAT Fund at a meeting scheduled to be held on December 30, 1997. If the New Agreements are not approved by shareholders, this supplement will be revised.

     At the same time each New Agreement becomes effective, the structure of WAM and WAM's general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), will change to reflect more closely WAM's team approach to investment management. WAM is also the investment adviser to Acorn Fund, Acorn International and Acorn USA (the "Acorn Funds"), the series of Acorn Investment Trust. For the restructuring of WAM to become effective, the New Agreement must be approved by shareholders of the WAT Funds, and a corresponding new investment advisory agreement for the Acorn Funds must be approved by shareholders of the Acorn Funds.

     WAM Ltd. has been controlled by Mr. Wanger, and WAM has been controlled by Mr. Wanger with the consent of one or more of the other limited partners, but each is evolving into an organization controlled by its partners or shareholders collectively. To accommodate this evolution and to reflect more closely WAM's team approach to management, WAM is committed to providing partnership opportunities to its growing number of talented portfolio managers and analysts. New mechanisms are being created to facilitate the admission of new limited partners to WAM and to give new limited partners an equity interest in WAM Ltd., which will continue to be WAM's general partner. Mr. Wanger's interests in WAM Ltd. and in WAM are being reduced to less than a majority, although Mr. Wanger will continue to have the largest interest in each. On matters submitted to the shareholders of WAM Ltd., each such shareholder will have one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including extraordinary transactions, for which Mr. Wanger's consent will be required), decisions will be made by majority vote. Because WAM's team approach causes it to operate largely by consensus, little change is expected to result from implementation of this "majority rule" system.

     WAM's restructuring recognizes the importance of the contributions made to WAM, and the Funds, by a broader, more diverse group of people than founded WAM in 1992. By expanding participation in ownership and management, WAM will retain its independent structure while rewarding those who have been responsible for the success of WAM and the WAT Funds. WAM commenced operations in 1992. Ralph Wanger, Charles P. McQuaid, Terence M. Hogan, Leah J. Zell, Marcel P. Houtzager and Robert A. Mohn, who are officers of the Trust, are the current limited partners of WAM.